Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alaska Communications Systems Holdings, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2005 (the “Report”), I, Liane Pelletier, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §. 1350, as created by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2005	/s/ Liane Pelletier
Liane Pelletier
Chief Executive Officer, Chairman of the Board and President Alaska Communications Systems Holdings, Inc.